Freedman, Levy, Kroll & Simonds




                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017).






                              FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 15, 1999